Exhibit 21

Subsidiaries and Affiliates of Emerson Electric Co.
September 30, 2018

LEGAL NAME	JURISDICTION OF INCORPORATION
Appleton Holding Corp.	Delaware
EGS Electrical Group Canada Ltd.	Ontario
Easy Heat Ltd.	Ontario
ASCO Numatics Holding, Inc.	Delaware
Branson Ultrasonic S.A.	Switzerland
Bristol, Inc.	Delaware
Energy Solutions International SAS	Colombia
Energy Solutions International Sub, LLC	Delaware
Energy Solutions International GP, LLC	Pennsylvania
Energy Solutions International Ltd.	New Brunswick
Energy Solutions International Ltd.	United Kingdom
Energy Solutions International (India) Private Limited	India
California Emerson LLC	Delaware
Computational Systems, Incorporated	Tennessee
Cooper-Atkins Corporation	Connecticut
Cooper-Atkins Pte. Ltd.	Singapore
Control Products, Inc.	Minnesota
Daniel Industries, Inc.	Delaware
Daniel Automation Company	Delaware
Daniel Industrial, Inc.	Delaware
Daniel International Limited	United Kingdom
Daniel Europe Limited	United Kingdom
Daniel Industries Limited	United Kingdom
Spectra-Tek Holdings Limited	United Kingdom
Spectra-Tek UK Limited	United Kingdom
Daniel Measurement Solutions Private Limited	India
Spectra-Tek International Limited	United Kingdom
Greenfield (UK) Limited	United Kingdom
Daniel Measurement and Control, Inc.	Delaware
Daniel Industries Canada Inc.	Canada
Metco Services Venezuela, C.A.	Venezuela
Danmasa S.A. de C.V.	Mexico
Emerson Process Management Valve Automation, Inc.	Delaware
Bettis Canada Ltd.	Canada
Bettis Holdings Limited	United Kingdom
Bettis UK Limited	United Kingdom
RPP, LLC	Massachusetts
Hytork International Ltd.	United Kingdom
EECO, Inc.	Delaware
Apple JV Holding Corp.	Delaware
Appleton Grp LLC	Delaware
Appleton Electric LLC	Delaware
Appleton Electric, S.A. de C.V.	Mexico
EGS Comercializadora Mexico, S. de R.L. de C.V.	Mexico
Nutsteel DHC B.V.	Netherlands
Nutsteel Indústria Metalúrgica Ltda	Brazil
Appleton Holding Sarl	France

ATX SAS	France
Easy Heat Europe SAS	France
EGS Mexico S. de R.L. de C.V.	Mexico
EGS Private Ltd.	Singapore
Emerson Hazardous Electrical Equipment (Shanghai) Co., Ltd.	China
GSEG LLC	Delaware
Easy Heat, Inc.	Delaware
Emersub CV, Inc.	Delaware
Flow Control US Holding Corporation	Delaware
Emerson Automation Solutions Final Control France S.C.A.	France
Vulsub II, LLC	Texas
Emerson Automation Solutions Final Control Sales Holding, LLC	Delaware
Emerson Automation Solutions Final Control, LLC	Delaware
FC QSF, LLC	Delaware
Keystone Asia Pacific Pty Limited	Australia
Keystone Canada Co.	Canada
Keystone Germany Holdings Corp.	Delaware
Chemat GmbH Armaturen fur Indstrie-und Nukkeranlage	Germany
Emerson Automation Solutions Final Control de Mexico, S.A. de C.V.	Mexico
The J.R. Clarkson Company LLC	Nevada
Crosby Valve, LLC	Nevada
Emerson Automation Solutions Final Control US LP	Delaware
TV&C GP Holding, LLC	Nevada
Vulsub Chile Holding, LLC	Delaware
Vulsub Chile SpA	Chile
Vulsub Holdings A, LLC	Delaware
Emerson Automation Solutions Final Control (Taiwan) Ltd.	Taiwan
Emerson Automation Solutions Final Control (Thailand) Ltd.	Thailand
Vulsub VZ, C.A.	Venezuela
Vulsub Holdings B, LLC	Delaware
Emerson Automation Solutions Final Control Hong Kong Limited	Hong Kong
Emerson Automation Solutions Final Control (Beijing) Co., Ltd.	China
Keystone Valve (Korea) LLC	Korea
Vulsub Holdings D, LLC	Delaware
Vulsub Property Holding, LLC	Delaware
Emerson Climate Technologies, Inc.	Delaware
Copeland Access +, Inc.	Delaware
Copeland Corporation LLC	Delaware
Copeland de Mexico, S.A. de C.V.	Mexico
Emerson Climate Technologies (India) Private Limited	India
Copeland Redevelopment Corporation	Missouri
CR Compressors LLC	Delaware
Dixell North America, Inc.	Delaware
Emerson Climate Technologies Retail Solutions, Inc.	Delaware
Emerson Climate Services, LLC	Delaware
Scroll Compressors LLC	Delaware
Scroll Mexico LLC	Delaware
Emerson Electric (U.S.) Holding Corporation	Delaware
Automatic Switch Company	Delaware
ASC Investments, Inc.	Delaware
Asco AB	Sweden
Asco Controls AG	Switzerland
Asco Controls B.V.	Netherlands
ASCO/JOUCOMATIC s.r.o.	Czech Republic
Asco Joucomatic ZA B.V.	Netherlands
Asco Magnesszelep Kft.	Hungary
Asco Numatics Sp. z o.o.	Poland
ASCO Japan Co., Ltd.	Japan

ASCO, L.P.	Delaware
Emerson (Taiwan) Limited	Taiwan
Ascomatica S.A. de C.V.	Mexico
Ascomation Pty. Ltd.	Australia
Ascomation (NZ) Ltd.	New Zealand
ASCO Numatics (India) Private Limited	India
Ascotech, S.A. de C.V.	Mexico
Ascoval Industria e Commercio Ltda	Brazil
Branson Ultrasonics Corporation	Delaware
Branson Korea Co., Ltd.	Korea
Branson Ultrasonidos S.A.E.	Spain
Branson Ultrasons SAS	France
Emerson Climate Technologies GmbH	Germany
Emerson Climate Technologies Limited	United Kingdom
Emerson Climate Technologies Refrigeration S.A.	Belgium
Emerson Climate Technologies S.A.	Spain
Emerson Climate Technologies Sarl	France
Emerson Climate Technologies S.R.L.	Italy
Gustav Klauke GmbH	Germany
Klauke Iberia, S.L.	Spain
Emerson Dietzenbach GmbH	Germany
Emerson Electric Overseas Finance Corp.	Delaware
Emerson Process Management GmbH	Germany
Emerson Process Management GmbH & Co. OHG	Germany
Aventics Services Germany GmbH	Germany
Aventics GmbH	Germany
epro GmbH	Germany
Flow Control Holding Verwaltungs GmbH	Germany
RPP Europe GmbH	Germany
Sempell GmbH	Germany
Emerson Automation Solutions Final Control Germany GmbH	Germany
Mecafrance (Deutschland) GmbH	Germany
SABO-Armaturen Service GmbH	Germany
Emerson Retail Services Europe GmbH	Germany
Emerson Technologies Verwaltungs GmbH	Germany
Emerson Technologies GmbH & Co. OHG	Germany
Emersub LXXXIV, Inc.	Delaware
Emersub LXXXVI, Inc.	Delaware
EMR Europe Holdings Inc.	Delaware
EMR Holdings (France) SAS	France
ASCO SAS	France
Asco Numatics GmbH	Germany
Asco Numatics, S.A.	Spain
Joucomatic S.A.	Belgium
Francel SAS	France
Generale de Robinetterie Industrielle et de Sytemes de Surete	France
Conception et Representation de Technologies de Controle C.R.T. Controle SAS	France
Klauke France SARL	France
Ridgid France SAS	France
Ridge Tool GmbH	Germany
Ridge Tool GmbH & Co. OHG	Germany
Rosemount Inc.	Minnesota
Dieterich Standard, Inc.	Delaware
Emerson Industrial Automation USA Inc.	Delaware
Fincor Holding, LLC	Delaware
Emerson Process Management AB	Sweden
Emerson Process Management A/S (Denmark)	Denmark
Emerson Process Management AS	Norway

Emerson Process Management Holding AG	Switzerland
Emerson Process Management AG	Switzerland
Emerson LLC	Azerbaijan
Emerson LLP	Kazakhstan
Emerson Process Management del Peru, S.A.C.	Peru
Emerson Process Management Kft.	Hungary
Emerson Process Management Romania S.R.L.	Romania
Emerson Process Management Sp. z o.o.	Poland
Emerson Process Management UAB	Lithuania
Emerson Process Management Ticaret Limited Sirket	Turkey
Emerson Process Management, s.r.o.	Czech Republic
Emerson Process Management, s.r.o.	Slovakia
Emerson TOV	Ukraine
Emerson Process Management Asia Pacific Private Limited	Singapore
Emerson Automation Solutions Final Control Singapore Pte. Ltd.	Singapore
Emerson Automation Solutions Final Control (Sichuan) Co., Ltd.	China
Emerson Automation Solutions Final Control (Shanghai) Co., Ltd.	China
PT Emerson Solutions Indonesia	Indonesia
Safety Systems UK Pte. Ltd.	Singapore
Pentair Valves and Controls India Private Limited	India
Sakhi-Raimondi Valve (India) Limited	India
Emerson Process Management Chennai Private Limited	India
Emerson Process Management Manufacturing (M) Sdn Bhd	Malaysia
Emerson Process Management Valve Automation (M) Sdn Bhd	Malaysia
Spectronix Ltd.	Israel
E. Business Development, E.B.D.Com Ltd.	Israel
Eurotronics Sistemas de Seguridad S.A.	Spain
Fire & Safety Group.Com Ltd.	Israel
Novel Environmental Technologies Ltd.	Israel
Novel Extinguishing Agent Technology Ltd.	Israel
Greenex Ltd.	Israel
S.F.T. Group Ltd.	Israel
Spectrex, Inc.	Connecticut
Emerson Process Management Korea Ltd.	Korea
Emerson Process Management Oy	Finland
Emerson Process Management, S.A. de C.V.	Mexico
Emerson Process Management, S.L.	Spain
Micro Motion, Inc.	Colorado
P I Components Corp.	Texas
Rosemount China Inc.	Minnesota
Rosemount Nuclear Instruments, Inc.	Delaware
Rosemount Specialty Products LLC	Delaware
Emersub 15 LLC	Delaware
Ridge Tool Company	Ohio
Ridge Tool (Australia) Pty. Ltd.	Australia
Ridge Tool Manufacturing Company	Delaware
Ridge Tool Pattern Company	Delaware
RIDGID, Inc.	Delaware
Ridgid Italia S.R.L.	Italy
Ridgid Online, Inc.	Ohio
Ridgid Werkzeuge AG	Switzerland
Therm-O-Disc, Incorporated	Ohio
Componentes Avanzados de Mexico S.A. de C.V.	Mexico
Controles de Temperatura S.A. de C.V.	Mexico
E.G.P. Corporation	Delaware
Emerald Advanced Technology Limited	United Kingdom
Emerson Arabia, Inc.	Delaware
Emerson Climate Technologies Arabia Limited Co.	Saudi Arabia

Emerson Process Management Arabia Limited	Saudi Arabia
Emersub 4 LLC	Delaware
Emerson Climate Technologies Mexico, S.A. de C.V.	Mexico
Emerson Electric (Asia) Limited	Hong Kong
Emerson Electric (South Asia) Pte. Ltd.	Singapore
Emerson (Philippines) Corporation	Philippines
Emerson Electric II, C.A.	Venezuela
Soluciones 0925, C.A.	Venezuela
Emerson Electric International, Inc.	Delaware
Emerson Electric Ireland Limited	Bermuda
Emersub Treasury Ireland Unlimited Company	Ireland
Emerson Electric (Mauritius) Ltd.	Mauritius
Emerson Electric Company (India) Private Limited	India
Westinghouse Electric Pvt. Limited	Mauritius
Emerson Process Management Power & Water Solutions India Private Limited	India
Emerson Finance LLC	Delaware
Emerson International Holding Company Limited	United Kingdom
Aventics Holding S.a.r.l.	Luxembourg
Aventics AB	Sweden
Aventics AG	Switzerland
Aventics ApS	Denmark
Aventics AS	Norway
Aventics B.V.	Netherlands
Aventics Corporation	Delaware
Aventics GmbH	Austria
Aventics Holding S.A.S.	France
Aventics S.A.S.	France
Aventics Hungary Kft	Hungary
Aventics Inc.	Canada
Aventics India Private Limited	India
Aventics Limited	United Kingdom
Aventics Ltd	Korea
Aventics Mexico, S. de R.L. de C.V.	Mexico
Aventics Oy	Finland
Aventics Pneumatics Equipment (Changzhou) Co., Ltd.	China
Aventics Pneumatics Trading (Shanghai) Co., Ltd.	China
Aventics Singapore Pte. Ltd.	Singapore
Aventics Spain, S.L.	Spain
Aventics, spol. s.r.o.	Czech Republic
Aventics Sp. z o.o.	Poland
Aventics S.R.L.	Italy
Emerson Electric Nederland B.V.	Netherlands
Aegir Norge Holding AS	Norway
Roxar AS	Norway
PolyOil Limited	United Kingdom
Roxar Flow Measurement AS	Norway
Emerson Process Management Nigeria Limited	Nigeria
Roxar Maximum Reservoir Performance W.L.L.	Bahrain
Roxar de Venezuela C.A.	Venezuela
Roxar Saudi Co.	Saudi Arabia
Roxar Services AS	Norway
Roxar Services OOO	Russia
Roxar Technologies AS	Norway
Roxar Software Solutions AS	Norway
Roxar Vietnam Company Ltd.	Vietnam
A.P.M. Automation Solutions Ltd.	Israel
Damcos Holding A/S	Denmark
Damcos A/S	Denmark

Emerson Process Management Marine Solutions Korea Co., Ltd.	Korea
Emerson Process Management Marine Systems (Shanghai) Co., Ltd.	China
Emerson Automation Solutions Final Control Netherlands B.V.	Netherlands
Emerson Electric Company Lanka (Private) Limited	Sri Lanka
Emerson LLC	Russia
Emerson Network Power DHC B.V.	Netherlands
Beckman Industrial B.V.	Netherlands
Branson Ultrasonics B.V.	Netherlands
Electrische Apparatenfabriek Capax B.V.	Netherlands
El-O-Matic B.V.	Netherlands
El-O-Matic Valve Actuators (F.E.) Pte. Ltd.	Singapore
Emerson Process Management (South Africa) (Proprietary) Ltd.	South Africa
EMRSN HLDG B.V.	Netherlands
Emerson Process Management Flow B.V.	Netherlands
Emerson Process Management B.V.	Netherlands
Fusite B.V.	Netherlands
System Plast International B.V.	Netherlands
Therm-O-Disc Europe B.V.	Netherlands
Emerson S.R.L.	Romania
EMERSON CLIMATE TECHNOLOGIES, s.r.o.	Czech Republic
Emerson Process Management (Vietnam) Co., Ltd.	Vietnam
Emerson Sice S.R.L.	Italy
Asco Numatics Sirai S.R.L.	Italy
Branson Ultrasuoni S.R.L.	Italy
Dixell S.R.L.	Italy
Emerson Climate Technologies Retail Solutions Europe S.R.L.	Italy
Emerson Process Management S.R.L.	Italy
Emerson Process Management Virgo Valves S.R.L.	Italy
Vulsub Italia S.r.l.	Italy
Biffi Italia S.r.l.	Italy
Emerson Automation Solutions Final Control Italia S.r.l.	Italy
Greenlee Communications Limited	United Kingdom
Klauke UK Ltd	United Kingdom
Klauke Handelsgesellschaft mbH	Austria
Klauke Polska Sp. z.o.o.	Poland
Klauke Slovakia s.r.o.	Slovakia
Paradigm B.V.	Netherlands
AGI Mexicana S.A. de C.V.	Mexico
Paradigm France S.A.	France
Paradigm Geophysical B.V.	Netherlands
Paradigm Geophysical de Venezuela C.A.	Venezuela
Paradigm Geophysical do Brasil Ltda.	Brazil
Paradigm Geophysical Italy SRL	Italy
Paradigm Geophysical LLC	Russia
Paradigm Geophysical (Nigeria) Limited	Nigeria
Paradigm Geophysical S.A.	Argentina
Paradigm Geophysical Sdn. Bhd.	Malaysia
Paradigm Geophysical (KL) Sdn. Bhd.	Malaysia
Paradigm Geophysical Spain S.L.	Spain
Paradigm Geotechnology (Egypt) S.A.E.	Egypt
Paradigm Kazakhstan LLP	Kazakhstan
Paradigm Middle East FZ-LLC	United Arab Emirates
Paradigm Geophysical (India) Private Limited	India
Paradigm Geophysical Limited	Israel
Paradigm Geoservices Canada Ltd.	Canada
Paradigm Technology (Beijing) Co., Ltd.	China
Paradigm (UK) Holding Limited	United Kingdom
Paradigm Geophysical Pty Ltd	Australia

PT. Paradigm Geophysical Indonesia	Indonesia
Paradigm Geophysical (U.K.) Limited	United Kingdom
Emerson Middle East, Inc.	Delaware
Emerson Paradigm Holding LLC	Delaware
Emerson Process Management SAS	France
Emerson Process Management, Lda	Portugal
Emerson Ventures Inc.	Delaware
Emerson Vulcan Holding LLC	Delaware
Emersub 3 LLC	Delaware
EMR	Delaware
Vilter Manufacturing LLC	Wisconsin
Emersub 16 LLC	Delaware
Emersub CII, Inc.	Delaware
Emersub CIV, Inc.	Delaware
Emersub XLVI, Inc.	Nevada
Copesub, Inc.	Delaware
Alliance Compressors LLC	Delaware
Emersub Italia S.R.L.	Italy
International Gas Distribution SA	Luxembourg
O.M.T. Officina Meccanica Tartarini S.R.L.	Italy
EMR Foundation, Inc.	Missouri
EMR Holdings, Inc.	Delaware
Branson de Mexico, S.A. de C.V.	Mexico
Chloride Koexa S.A.	Argentina
Copeland Compresores Hermeticos, S.A. de C.V.	Mexico
Dar Ibtikar Al Iraq for General Services and General Trade LLC	Iraq
Emerson Argentina S.A.	Argentina
Emerson Automation Solutions GmbH	Switzerland
Emerson Automation Solutions Isolation Valves, Inc.	Delaware
Emerson Climate Technologies Australia Pty. Ltd.	Australia
Emerson Dominicana, Srl	Dominican Republic
Emerson Electric (U.S.) Holding Corporation (Chile) Limitada	Chile
Emerson Electric C.R. Srl	Costa Rica
Emerson Electric de Mexico S.A. de C.V.	Mexico
Emerson Electric Holdings (Switzerland) GmbH	Switzerland
ALCO CONTROLS, spol. s.r.o.	Czech Republic
Emerson Process Management Co., Ltd.	China
EMR Emerson Holdings (Switzerland) GmbH	Switzerland
Emerson Climate Technologies - Transportation Solutions ApS	Denmark
Emerson Process Management Qatar W.L.L.	Qatar
EMR (Asia) Limited	Hong Kong
Emerson Electric (China) Holdings Co., Ltd.	China
ASCO Valve (Shanghai) Co., Ltd.	China
Beijing Rosemount Far East Instrument Co., Ltd.	China
Branson Ultrasonics (Shanghai) Co., Ltd.	China
Emerson Beijing Instrument Co. Ltd.	China
Emerson Climate Technologies (Shanghai) Co., Ltd.	China
Emerson Climate Technologies (Shenyang) Refrigeration Co., Ltd.	China
Emerson Climate Technologies - Solutions (Suzhou) Co., Ltd.	China
Emerson Climate Technologies (Suzhou) Co., Ltd.	China
Emerson Climate Technologies (Suzhou) Trading Co., Ltd.	China
Emerson Electric (Tongling) Co., Ltd.	China
Emerson Electric (Zhuhai) Co., Ltd.	China
Emerson Fusite Electric (Shenzhen) Co. Ltd.	China
Emerson InSinkErator Appliance (Nanjing) Co., Ltd.	China
Emerson Junkang Enterprise (Shanghai) Co., Ltd.	China
Emerson Machinery Equipment (Shenzhen) Co., Ltd.	China
Emerson Process Management Flow Technologies Co., Ltd.	China

Emerson Process Management Power & Water Solutions (Shanghai) Co., Ltd.	China
Emerson Process Management (Tianjin) Valves Co., Ltd.	China
Emerson Process Management Valve Automation (Tianjin) Co., Ltd.	China
Emerson Professional Tools (Shanghai) Co., Ltd.	China
Emerson Trading (Shanghai) Co., Ltd.	China
Emerson Xi'an Engineering Center	China
Fisher Jeon Gas Equipment (Chengdu) Co., Ltd.	China
Fisher Regulators (Shanghai) Co., Ltd.	China
Klauke Textron (Jiangsu) Electrical Connection Technology Co, Ltd.	China
Parex Industries Limited	New Zealand
Rosemount Tank Radar AB	Sweden
Emerson Process Management Marine Solutions Singapore Pte. Ltd.	Singapore
Rosemount Tank Gauging India Pvt. Ltd.	India
Rosemount Tank Gauging Middle East SPC	Bahrain
Rosemount Tank Radar Properties AB	Sweden
Hytork Controls, Inc.	Florida
Virgo Valves & Controls (ME) FZE	UAE
Virgo Valves and Controls Sdn Bhd	Malaysia
Emerson Electric Korea Ltd.	Korea
Emerson Electric (M) Sdn Bhd	Malaysia
Emerson Electric Poland Sp. z o.o.	Poland
Emerson Process Management Europe GmbH	Switzerland
Emerson Process Management Magyarorszag Kft.	Hungary
Emerson Automation Solutions Final Control Hungary Kft	Hungary
Emerson Process Management NV	Belgium
Emerson Puerto Rico, Inc.	Puerto Rico
Emerson (Thailand) Limited	Thailand
Emersub 5 LLC	Delaware
Emersub Mexico, Inc.	Nevada
Copeland Scroll Compresores de Mexico S.A. de C.V.	Mexico
Daniel Measurement and Control, S. de R.L. de C.V.	Mexico
Emerson Mexico Corporate Services S de R.L. de C.V.	Mexico
Emerson Tool and Appliance Company, S. de R.L. de C.V.	Mexico
Emerson Tool Company de Mexico, S. de R.L. de C.V.	Mexico
Emersub 1 LLC	Delaware
Emersub XXXVI, Inc.	Delaware
Digital Appliance Controls (UK) Limited	United Kingdom
Emerson Holding Company Limited	United Kingdom
Asco Joucomatic Ltd.	United Kingdom
Bristol Babcock Limited	United Kingdom
Copeland Limited	United Kingdom
CSA Consulting Engineers Ltd.	United Kingdom
Emerson Climate Technologies Retail Solutions UK Limited	United Kingdom
Emerson Electric U.K. Limited	United Kingdom
Artesyn Hungary Elektronikai Kft.	Hungary
Bray Lectroheat Limited	United Kingdom
Buehler Europe Limited	United Kingdom
Bannerscientific Limited	United Kingdom
Buehler UK Limited	United Kingdom
Metaserv Limited	United Kingdom
Metallurgical Services Laboratories Limited	United Kingdom
Emerson Egypt LLC	Egypt
Emerson FZE	UAE
Emerson Climate Technologies FZE	UAE
Emerson Gabon SARL	Gabon
Emerson Process Management Angola Lda	Angola
EMRSN Process Management Morocco Sarl	Morocco
Emerson Saudi Arabia LLC	Saudi Arabia

ENPDOR2012A Limited	United Kingdom
Liebert Swindon Limited	United Kingdom
Emerson Energy Systems (UK) Limited	United Kingdom
Emerson Process Management Limited	United Kingdom
Emerson Process Management Distribution Limited	United Kingdom
Emerson Process Management Shared Services Limited	United Kingdom
Groveley Detection Limited	United Kingdom
K Controls Limited	United Kingdom
METCO Services Limited	United Kingdom
Permasense Limited	United Kingdom
Permasense Americas, Inc.	Texas
Permasense Asia Pacific Sdn Bhd	Malaysia
Roxar Limited	United Kingdom
Energy Scitech Ltd.	United Kingdom
Roxar Flow Measurement Limited	United Kingdom
TopWorx UK Limited	United Kingdom
Emerson UK Trustees Limited	United Kingdom
MDC Technology Limited	United Kingdom
MDC Technology Trustees Limited	United Kingdom
Mobrey Group Limited	United Kingdom
Rosemount Measurement Limited	United Kingdom
Cascade Technologies Holdings Limited	Scotland
Cascade Technologies Limited	Scotland
Pactrol Controls Limited	United Kingdom
EMR Worldwide B.V.	Netherlands
Emerson DHC B.V.	Netherlands
Emerson Electric do Brasil Ltda	Brazil
System Plast Ltda	Brazil
Emerson Electric (Thailand) Limited	Thailand
Emerson Process Management Ltda	Brazil
Emerson Scroll Machining (Thailand) Limited	Thailand
Emersub 7 LLC	Delaware
Emersub 8 LLC	Delaware
Emersub 9 LLC	Delaware
Emersub 10 LLC	Delaware
Emersub 11 LLC	Delaware
Emersub 12 LLC	Delaware
EMR (Mauritius) Ltd.	Mauritius
Emerson Electric Canada Limited	Canada
Emerson Holding Sweden AB	Sweden
Emerson Sweden AB	Sweden
Emerson USD Finance Company Limited	United Kingdom
Emerson Final Control Canada, Inc.	Canada
Emerson Mexico Finance, S.A. de C.V., SOFOM, ENR	Mexico
Net Safety Monitoring Inc.	Canada
Rutherfurd Acquisitions Limited	United Kingdom
Branson Ultrasonics a.s.	Slovakia
Emerson Automation Solutions Final Control Africa (Pty) Ltd	South Africa
Vulsub South Africa (Pty) Ltd	South Africa
Emerson Automation Solutions Final Control Czech s.r.o.	Czech Republic
Emerson Automation Solutions Final Control Polska Sp. z o.o.	Poland
Emerson Automation Solutions Final Control South Africa (Pty) Ltd	South Africa
Emerson Climate Technologies (South Africa) (Pty) Ltd	South Africa
Emerson Comres de Mexico, S. de R.L. de C.V.	Mexico
Emerson Electric Ireland Limited	Ireland
Emerson Process Management de Colombia SAS	Colombia
Emerson Process Management d.o.o.	Croatia
Emerson Process Management (India) Private Limited	India

Shanghai Virgo Valves Technology Consulting Co., Ltd.	China
Emerson Process Management S.A.	Greece
Emerson Valves & Controls Japan Co., Ltd.	Japan
Pentair Valves & Controls Argentina S.A.	Argentina
Taiwan Valve Co., Ltd.	Taiwan
Vulsub Brasil Holding S.a.r.l.	Luxembourg
Vulsub Brasil Ltda.	Brazil
Westlock Equipamentos de Controle Ltda.	Brazil
Hiter Industria e Comercia de Controles Termo-Hidraulicos Ltda.	Brazil
Vulsub Holding III (Denmark) ApS	Denmark
Emerson Automation Solutions Final Control Denmark A/S	Denmark
Vulsub Holding Ltd	Isle of Man
Emerson Automation Solutions SSC UK Limited	United Kingdom
Emerson Automation Solutions Final Control UK II Ltd	United Kingdom
Emerson Automation Solutions Final Control UK Ltd	United Kingdom
Emerson Sales UK Limited	United Kingdom
Keystone Valve (U.K.) Limited	United Kingdom
Vulsub 1 Limited	United Kingdom
Vulsub Property Limited	United Kingdom
Hindle Cockburns Limited	United Kingdom
Spensall Engineering Limited	United Kingdom
Steel Support Systems Limited	United Kingdom
Westlock Controls Limited	United Kingdom
Vulsub Holdings C, LLC	Delaware
Emerson Automation Solutions Final Control Malaysia Sdn. Bhd.	Malaysia
Vulsub Middle East Holdings, LLC	Delaware
Emerson Automation Solutions Final Control Middle East FZE	United Arab Emirates
Vulsub Gulf Holding Limited	United Arab Emirates
Emirates Techno Casting FZE	United Arab Emirates
ETC International Holdings, Ltd.	British Virgin Islands
Emirates Techno Casting Holding Limited	United Arab Emirates
Emirates Techno Casting LLC	United Arab Emirates
Gulf Valve FZE	United Arab Emirates
JCF Fluid Flow India Private Limited	India
Vulsub Peru S.A.C.	Peru
F-R Tecnologias de Flujo, S.A. de C.V.	Mexico
NetworkPower Ecuador S.A.	Ecuador
PT. Emerson Indonesia	Indonesia
RAC Technologies (Israel) Ltd.	Israel
Rey-Lam, S. de R.L. de C.V.	Mexico
Termotec de Chihuahua, S.A. de C.V.	Mexico
Tranmet Holdings Limited	United Kingdom
Tranmet Holdings B.V.	Netherlands
Industrial Group Metran JSC	Russia
Metran-Export CJSC	Russia
TDM-avtomatizatsiya	Russia
Endura Holding Limited	Hong Kong
Endura-Greenlee Tools (Shanghai) Co., Ltd.	China
ENPESNA, Inc.	Delaware
EPMCO Holdings, Inc.	Delaware
Emerson Process Management Regulator Technologies, Inc.	Delaware
Fromex, S.A. de C.V.	Mexico
Fisher Controls International LLC	Delaware
Emerson Process Management Australia Pty Limited	Australia
Emerson Automation Solutions Final Control Australia Pty Limited	Australia
Emerson Automation Solutions Final Control Sales Australia Pty Limited	Australia
Emerson Process Management New Zealand Limited	New Zealand
Vulsub SSC Australia Pty Limited	Australia

Fisher Controles de Mexico, S.A. de C.V.	Mexico
Instrument & Valve Services Company	Delaware
Nippon Fisher Co., Ltd.	Japan
Fisher-Rosemount Systems, Inc.	Delaware
Emerson Process Management Holding LLC	Delaware
Emerson Process Management LLLP	Delaware
Emerson Process Management Power & Water Solutions, Inc.	Delaware
EPM Tulsa Holdings Corp.	Delaware
Emerson Process Management Regulator Technologies Tulsa, LLC	Oklahoma
Fiberconn Assemblies Morocco Sarl	Morocco
Fusite Corporation	Ohio
Emerson Japan, Ltd.	Japan
Fusite Land Company	Delaware
General Equipment and Manufacturing Company, Inc.	Kentucky
GeoFields, Inc.	Georgia`
Greenlee Tools, Inc.	Delaware
HD Electric Company	Illinois
Sherman + Reilly, Inc.	Tennessee
Hiross India Private Limited	India
Humboldt Hermetic Motor Corp.	Delaware
Woodstock Land Company LLC	Missouri
Intrinsic Safety Equipment of Texas, Inc.	Texas
Locus Solutions, LLC	Wisconsin
Locus Traxx Worldwide Europe BVBA	Belgium
Management Resources Group, Inc.	Connecticut
Motores Hermeticos del Sur, S.A. de C.V.	Mexico
PakSense, Inc.	Delaware
PakSense South America SpA	Chile
Paradigm Geophysical Corp.	Delaware
ProTeam, Inc.	Idaho
Ridge Tool Europe NV	Belgium
Ridgid Scandinavia A/S	Denmark
Von Arx AG	Switzerland
Von Arx GmbH	Germany
Rosemount Tank Gauging North America Inc.	Texas
System Plast USA de Mexico, S. de R.L. de C.V.	Mexico
Termocontroles de Juarez, S.A. de C.V.	Mexico
Tescom Corporation	Minnesota
Tescom Europe Management GmbH	Germany
Tescom Europe GmbH & Co. KG	Germany
Thunderline Z, Inc.	Delaware